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                                                           Exhibit 10 (lxxxxiii)





                               AMENDMENT NO. 2
                                    TO THE
                     HYSTER-YALE MATERIALS HANDLING, INC.
                    LONG-TERM INCENTIVE COMPENSATION PLAN


          Hyster-Yale Materials Handling, Inc. hereby adopts this Amendment No. 2 to the Hyster-Yale Materials Handling, Inc. Long- Term Incentive Compensation Plan (the "Plan") to reflect the transfer of sponsorship of the Plan from the Company to Hyster Company (and its successors) effective as of December 31, 1993.


                                   SECTION 1

          Section 1 of the Plan is hereby amended by deleting the phrase "Hyster-Yale Materials Handling, Inc. (the `Company')" and replacing it with the phrase "Hyster Company (and its successors in interest) (the `Company')."


          Executed this       day of                 , 1993.
                        -----        ----------------


                                       HYSTER-YALE MATERIALS
                                        HANDLING, INC.



                                       By:
                                          ----------------------------
                                            Title:



          Hyster Company hereby accepts sponsorship of the Plan and agrees with the terms of this Amendment.


                                       HYSTER COMPANY



                                       By:
                                          ----------------------------
                                            Title: